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                                                        [SHIP LOGO  VANGUARD(R)]


Vanguard Windsor/(TM)/ Fund



Supplement to the Prospectus Dated February 27, 2009

In the Investment Advisors section, the text is restated as follows:

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the Fund's board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

.. Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefits plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of October 31, 2008, Wellington Management had investment management authority with respect to approximately $427 billion in assets.

.. AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105, is an investment advisory firm founded in 1971. As of October 31, 2008, AllianceBernstein managed approximately $482 billion in assets.

The Fund pays Wellington Management and AllianceBernstein on a quarterly basis. Each advisor receives a base fee that is based on certain annual percentage rates applied to average daily net assets managed by the advisor during the most recent fiscal quarter. The fee paid to each advisor may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund is compared with that of the S&P 500 Index (for Wellington Management) or the Russell 1000 Value Index (for AllianceBernstein) over a trailing 36-month period. Please note that over time, changes in an advisor's relative performance may result in changes in the performance-based fees paid by the Fund, which in turn would result in an increase or decrease in the expenses borne by Fund shareholders.




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For the fiscal year ended October 31, 2008, the aggregate advisory fee represented an effective annual rate of 0.12% of the Fund's average net assets before a performance-based decrease of 0.03%.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked on the Windsor Fund investment team since 1985; has managed investment portfolios for Wellington Management since 1997; and has managed a portion of the Fund since 2008. Education: B.A., Stanford University; M.B.A., The Wharton School of the University of Pennsylvania.

Joseph G. Paul, Chief Investment Officer of North American Value Equities and Co-Chief Investment Officer of US Large-Cap Value Equities at AllianceBernstein. He has worked in investment management since 1987; has managed investment portfolios for AllianceBernstein since 1999; and has co-managed a portion of the Fund since September 2009. Education: B.S., University of Arizona; M.S., Massachusetts Institute of Technology.

David Yuen, Co-Chief Investment Officer of US Large-Cap Value Equities and Director of Research--US Value Equities at AllianceBernstein. He has worked in investment management since 1998; has managed investment portfolios for AllianceBernstein since 2002; and has co-managed a portion of the Fund since September 2009. Education: B.S., Columbia University.

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


(C) 2009 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                        PS22 092009